BUSINESS COMBINATION, SIGNIFICANT TRANSACTION AND SALE OF BUSINESS (Details 2) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2012	Dec. 31, 2010 Magix Integration Proprietary Ltd [Member]
Fixed assets		$ 8
Non-controlling interest	(1,880)	(1,323)
Deferred tax liability		(437)
Goodwill		2,159
Customer relationships		1,560
Total assets acquired		1,967
Liabilities due to acquisition activities		(807)
Net assets acquired		$ 1,160